SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                   FORM 8-K/A   -  Number 1


                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934




   Date of Report (Date of Earliest Event Reported)        May 31, 1997


                             QUADRAX CORPORATION
            (Exact Name of Registrant as Specified in Charter)



   Delaware                      0-16052               05-0420158
  (State or Other         (Commission File Number      (IRS Employer
   Jurisdiction of                                 Identification No.)
   Incorporation)


   300 High Point Avenue,          Portsmouth, RI             02871
   (Address of Principal Executive Offices)               (Zip Code)



   Registrant's telephone number, including area code  (401) 683-6600



Item 2. Acquisition or Disposition of Assets.

   	On June 4, 1997, Quadrax Corporation (the"Company") completed its disposition of Lion Golf of Oregon, Inc., an Oregon corporation ("Lion Golf"), pursuant to the terms of an Agreement for the sale of common stock dated as of May 31, 1997.

	Pursuant to the Lion Golf Stock Disposition Agreement, the Company sold all of the outstanding stock of Lion Golf of Oregon, Inc. and McManis Sports Associates, Inc. to Lion Golf's former principal stockholder, Robert K. Cole. In connection therewith Mr. Robert Cole and Lion Golf assumed the responsibility for approximately $1,200,000 of Lion Golf's indebtedness including the Bank of Cascades accounts receivable/inventory working capital line with Lion Golf which had an outstanding balance due of $449,838 at May 31, 1997. As additional consideration, the Company's unrecorded unsecured promissory note payable to Mr. Cole was canceled along with the Company's five year employment agreements with Mr. Robert K. Cole as Chief Executive
Officer of Lion Golf and Mr. James Cole as President of Lion Golf and the Company and Mr. Robert K. Cole agreed to mutual general releases.


ITEM 7.  Financial Statements and Exhibits.


     	(a)  Financial Statements of Businesses Acquired.

         		Not Required

	(b)  Pro Forma Financial Information.

      On June 4, 1997, the Company completed its disposition of Lion Golf of Oregon, Inc., an Oregon Corporation ("Lion Golf"), pursuant to the terms of an Agreement for the sale of common stock as of May 31, 1997.

      Attached as Appendix A is the Company's Unaudited Pro-Forma
      Condensed Consolidated Balance Sheet as of March 31, 1997, along with the related Unaudited Pro-Forma Condensed Consolidated Statement of Operations for the three months ending March 31, 1997.


      Attached as Appendix B is the Company's Unaudited Pro-Forma
      Condensed Consolidated Statement of Operations for the year ended December 31, 1996.

	(c)  Exhibits.

     	2.1 Stock Disposition Agreement dated May 31, 1997 between Robert K Cole, the Chief Executive Officer of Lion Golf of Oregon,Inc. and the Company.



                          Signatures

       	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


   Quadrax Corporation, a Delaware Corporation


      December 22,  1997           By: /s/ James J. Palermo
      ----------------------       -------------------------
      (Date)                      	James J. Palermo, Chairman and
                                  	Chief Executive Officer



      December 22,  1997           By: /s/ Brooks R. Herrick
      -----------------------      ---------------------------
     (Date)                        Brooks R. Herrick, Executive
                                   Vice President -	Chief Financial
                                   Officer and Principal Accounting Officer








  --------------------------------------------------------------------



                          Appendix A

  The Company's Unaudited Pro-Forma Condensed Consolidated Balance Sheet
  as of March 31, 1997, along with the related Unaudited Pro-Forma Condensed Consolidated Statement of Operations for the three months ending March 31, 1997.
    ---------------------------------------------------------------------

                               Quadrax Corporation
                Pro Forma Condensed Consolidated Balance Sheet
                           As of March 31, 1997
                              (Unaudited)
              ----------------------------------------------


                                 As            Pro-forma Disposition     Pro-forma
                                Reported             of Lion Golf         March 31, 1997
                              ------------         ------------------       ---------------
 Cash                            $ 2,523,697                               $  2,523,697
 Accounts receivable                 913,797            (573,229) (1)           340,568
 Inventories                       1,372,491            (729,530) (1)           642,961
 Other current assets                127,091             (20,625) (1)           106,466
                                 -----------        -------------           -----------
   Total current assets            4,937,076          (1,323,384)             3,613,692


 Property and equipment, cost:
 Machinery & equipment             4,631,029             (19,906) (1)         4,611,123
 Office equipment                    919,245             (52,839) (1)           866,406
 Leasehold improvements            1,090,087             (32,472) (1)         1,057,615
                                 -----------        -------------            ----------
                                   6,640,361            (105,217) (1)         6,535,144
 Less accumulated depreciation
  & amortization                  (3,661,723)             40,004  (1)        (3,621,719)
                                -----------        -------------            -----------
 Property and equipment, net       2,978,638             (65,213) (1)         2,913,425

 Goodwill                            108,630            (108,630) (1)                -
 Other assets                        284,545              89,474  (1)           374,019
 Deferred assets                     229,472                   -                229,472
                                   ---------        -------------            ----------
          Total assets          $  8,538,361        $ (1,407,753)           $ 7,130,608
                                ============        ============            ===========

 Notes payable, bank
     working capital lines      $    836,863        $   (607,862) (1)      $    229,001

 Accounts payable-trade & other      914,212            (261,714) (1)           652,498
 Accrued expenses                    891,905             (65,653) (1)           826,252
                                ------------         ------------          ------------
  Total current liabilities        2,642,980            (935,229)             1,707,751


 Long-term debt                      318,330            (275,538) (1)            42,792
 Convertible debentures payable    3,960,000                   -              3,960,000
                                ------------         -------------          ------------
      Total liabilities            6,921,310          (1,210,767)             5,710,543


 Stockholders' Equity
     Common & preferred stock            313                    -                   313

   Additional paid-in capital     69,181,603                    -            69,181,603


   Retained earnings (deficit)   (65,288,745)                   -           (65,288,745)
   Pro-forma loss on Lion Golf
     Disposition                                        (196,986) (1)          (196,986)
   Treasury stock and
     deferred charges             (2,276,120)                  -             (2,276,120)
                               -------------          -----------         --------------
 Total stockholders' equity        1,617,051            (196,986)             1,420,065
                               -------------          -----------         --------------
 Total liabilities & equity     $  8,538,361        $ (1,407,753)          $  7,130,608
                                ============         ============         ==============

   Appendix A       The accompanying notes are an integral part of this
   Page 1 of 3       pro-forma condensed consolidated balance sheet.

  -----------------------------------------------------------------------

                     Quadrax Corporation
             Pro Forma Condensed Consolidated Statement of Operations For the Three Months Ended March 31, 1997
	                         (Unaudited)
              -------------------------------------------

                                 As                                  Pro-Forma             Pro-Forma
                              Reported           Lion Golf          Adjustments         March 31, 1997
                            ----------          -----------        ------------         --------------
 Net Sales                 $   625,254          $  422,223         $          -          $    203,031
 Cost of Goods Sold            663,185             329,298                    -               333,887
                           -----------          -----------        ------------         --------------
       Gross profit           (37,931)              92,925                    -              (130,856)
                           -----------          -----------        ------------         --------------

 Operating Expenses:
  Research and development    208,056                   -                                     208,056

  Selling, general and
   administrative           1,287,316              200,599                2,020 (2)         1,084,697
                           -----------           ----------          -----------        ---------------
 Loss from operations      (1,533,303)            (107,674)              (2,020)           (1,423,609)


 Other Income (Expense):
 Interest expense             (21,930)             (15,483)                   -                (6,447)
 Interest income               24,247                    -                    -                24,247

 Other, net                         -                    -                    -                     -
                           -----------           -----------         -----------        ---------------
 Net (loss)               $(1,530,986)           $(123,157)          $    2,020)        $  (1,405,809)
                          ============           ===========         ============       ===============

(/TABLE)

 Appendix A       The accompanying notes are an integral part of this
 Page 2 of3       pro-forma condensed consolidated statement of operations.


  ----------------------------------------------------------------------------


                       Quadrax Corporation


      Notes to the Pro-Forma Condensed Consolidated Balance Sheet
       as of March 31, 1997 and Pro-Forma Condensed Consoldiated
   Statement of Operations for the Three Months Ended March 31, 1997
       ------------------------------------------------------------

   The pro-forma condensed consolidated balance sheet reflects the pro-forma adjustments as if the disposition of Lion Golf occurred on March 31, 1997. The pro-forma condensed statement of operations for the three months ended March 31, 1997, represents the pro-forma effects on the historical operating results as if the disposition of Lion Golf occurred as of January 1, 1997.

     The pro-forma adjustments include:
     (1)  the pro-forma disposition of certain assets and liabilities
          of Lion Golf and the 	write-off of the remaining net goodwill
          as of March 31, 1997.

     (2) the related goodwill amortization expense charged to operations during the three months ended March 31, 1997.


 Appendix A
 Page 3 of 3

  --------------------------------------------------------------------------
                                  Appendix B

        The Company's Unaudited Pro-Forma Condensed Consolidated
               Statement of Operations for the year ended
                            December 31, 1996.

  -------------------------------------------------------------------------

                               Quadrax Corporation
           Pro Forma Condensed Consolidated Statement of Operations
                     For the Three Year-Ended December 31, 1996
                                   (Unaudited)


                                   As                                     Pro-Forma             Pro-Forma
                                Reported             Lion Golf         Adjustments        December 31, 1996
                              -------------        --------------       ------------      -----------------
 Net Sales                    $  3,207,282         $  2,601,387         $         -       $       605,895
 Cost of Goods Sold              3,674,034            2,349,490                   -             1,324,544
                              ------------         -------------        ------------      ----------------
           Gross profit          (466,752)             251,897                    -             (718,649)
                              ------------         -------------        ------------      ----------------

 Operating Expenses:
   Research and Development        503,388                    -                   -              503,388
   Selling, general and
     administrative              5,743,939            1,309,500               7,903 (1)        4,426,536
                              ------------         -------------        ------------       --------------
      Loss from operations     (6,714,079)          (1,057,603)             ( 7,903)          (5,648,573)

 Other Income (Expense):
 Interest expense               (1,880,774)            (108,098)           (300,500) (2)      (1,472,176)
 Interest income                    69,637                    -                   -               69,637
 Other, net                        290,648              265,000                   -               25,648

 Restructuring costs            (1,325,000)                   -                   -           (1,325,000)
                             --------------         --------------       ------------       -------------- Net (loss)
                              $ (9,559,568)         $  (900,701)         $ (308,403)        $ (8,350,464)



 Appendix B          The accompanying notes are an integral part of this
 Page 1 of 2         pro-forma condensed consolidated statement of operations

  -------------------------------------------------------------------------


                       				Quadrax Corporation

           Notes to the Pro-Forma Condensed Statement of Operations for the Year Ended December 31, 1996


     The pro-forma statement of operations for the year ended
     December 31, 1996, represents the pro-forma effects on the historical combined operating results as if the disposition of Lion Golf occurred as of January 1, 1996.


     The pro-forma adjustments include:
     (1) the reversal of the related goodwill amortization expense charged to operations during the year ended December 31, 1996.

     (2)  the reversal of imputed interest expense incurred as a result
          of funding	Lion Golf operating losses during the year ended
          December 31, 1996.

  Appendix B
  Page 2 of 2